UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

Gen Digital Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-17781 (Commission File Number)	77-0181864 (IRS Employer Identification No.)

60 E. Rio Salado Parkway, Suite 1000

Tempe,  AZ  85281

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (650) 527-8000

NortonLifeLock Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2022, Gen Digital Inc. (previously known as NortonLifeLock Inc.) (the “Company”) filed an amendment to its certificate of incorporation with the Delaware Secretary of State to change its name from “NortonLifeLock Inc.” to “Gen Digital Inc.” (the “Amendment”). The Amendment is effective as of November 7, 2022. The Amendment is filed as Exhibit 3.1 hereto.

The Company also announced that it intends for its Common Stock to cease trading under the ticker symbol “NLOK” and begin trading under its new ticker symbol, “GEN,” on the Nasdaq Global Select Market, which the Company expects to be effective on November 8, 2022.

Additionally, on November 2, 2022, the Board of Directors (the “Board”) of the Company adopted and approved, effective as of November 7, 2022, amended and restated by-laws of the Company (as amended and restated, the “Amended and Restated By-laws”). The Amended and Restated By-laws, among other things: (i) reflect the change in the Company’s name from “NortonLifeLock Inc.” to “Gen Digital Inc.”; (ii) revise procedures and disclosure requirements for stockholders to provide notice of the nomination of directors (outside of “proxy access”) and the submission of proposals for consideration at meetings of the stockholders of the Company; (iii) clarify the Board and chair’s role in setting rules and procedures for, postponing, adjourning, rescheduling, or canceling any meeting of stockholders previously scheduled; (iv) separately define the roles of President and CEO of the Company to reflect current arrangements, following consummation of the merger with Avast plc; (v) provide the Board greater flexibility to delegate authority to Board committees under Delaware law; (vi) adopt gender-neutral terms when referring to particular positions, offices or title holders, including the adoption of the title Chair in place of Chairman; and (vii) make certain other administrative, modernizing, clarifying and conforming changes, including making updates to reflect recent amendments to the Delaware General Corporation Law.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of Gen Digital Inc., which is filed as Exhibit 3.2 hereto.

Item 7.01.	Regulation FD Disclosure.

In connection with the Amendment, on November 7, 2022, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of NortonLifeLock Inc., effective as of November 7, 2022.
3.2	Amended and Restated Bylaws of Gen Digital Inc., effective as of November 7, 2022.
99.01	Press Release dated as of November 7, 2022.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gen Digital Inc.

Date: November 7, 2022	By:	/s/ Bryan Ko
Bryan Ko Chief Legal Officer and Corporate Secretary

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